SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 13, 2002

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 7. EXHIBITS
99.1   Statement Under Oath of Principal Executive Officer
          Regarding Facts and Circumstances Relating to Exchange
          Act Filings dated August 13, 2002

99.2   Statement Under Oath of Principal Financial Officer
          Regarding Facts and Circumstances Relating to Exchange
         Act Filings dated August 13, 2002

 ITEM 9. REGULATION FD DISCLOSURE.

          Pursuant to the Securities and Exchange Commission's Order No. 4-460 dated June 27, 2002 and related items, Ruddick Corporation (the "Registrant") is furnishing herewith the statements under oath of its Principal Executive Officer, Thomas W. Dickson, and Principal Financial Officer, John B. Woodlief, Regarding Facts and Circumstances relating to Exchange Act Filings. The certificates are attached hereto as Exhibit 99.1 and 99.2. The certificates were signed and submitted to the Securities and Exchange Commission on August 13, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 RUDDICK CORPORATION

                                                                                 By: /s/ JOHN B. WOODLIEF
                                                                                           John B. Woodlief
                                                                                           Vice President - Chief Financial Officer

Dated: August 13, 2002

EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT

       99.1            Statement Under Oath of Principal Executive Officer
                          Regarding Facts and Circumstances Relating to Exchange
                          Act Filings dated August 13, 2002

       99.2            Statement Under Oath of Principal Financial Officer
                           Regarding Facts and Circumstances Relating to Exchange
                           Act Filings dated August 13, 2002